EXHIBIT 10.3
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                      CONSENT AND REAFFIRMATION OF GUARANTY


     In order to induce Bank of America, N.A. ("Bank") to enter into that certain Second Amendment dated as of January 30, 2008 (the "Amendment") to that certain Amended and Restated Credit Agreement dated as of June 30, 2004, as amended, between the Bank and California Pizza Kitchen, Inc. ("Borrower"), the undersigned (i) consents to said Amendment, (ii) agrees that nothing contained in the Amendment shall diminish, alter, amend or effect the obligations of the undersigned under that certain Master Subsidiary Guaranty dated as of December 15, 2000 ("Guaranty") in favor of Bank, and (iii) confirms that such Guaranty remains in full force and effect and reaffirms the same.


Dated: as of January 30, 2008                       CPK MANAGEMENT COMPANY

                                              By:  /s/ Susan M. Collyns
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                                              Name:  Susan M. Collyns
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                                              Title: Chief Financial Officer
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